                                                                   Exhibit 10.56
                                    AGREEMENT

     THIS AGREEMENT is entered into by and between DCRI L.P. No. 2, Inc. a Texas corporation (the "Company"), J. Michael Moore ("Moore") and Diversified Corporation Resources, Inc., a Texas corporation ("DCRI").

                              W I T N E S S E T H:

     WHEREAS, one or more of the parties hereto have executed and are parties to the following documents: (a) the Agreement dated as of March 30, 2001 (the "Prior Agreement"), (b) Security Agreement dated as of September 18, 2000 (the "Original Security Agreement"), (c) Amendment No. 1 to Security Agreement dated as of March 30, 2001 (the "Amended Security Agreement") and (d) UCC-1 Financing Statement dated as of September 18, 2000 (the UCC-1") (the Prior Agreement, the Original Agreement, the Amended Security Agreement and the UCC are collectively referred to herein as the "Existing Documents"); and

     WHEREAS, parties hereto desire to terminate the Existing Documents and to enter into this Agreement to set forth their understandings and agreements related to the subject matters set forth;

     NOW, THEREFORE, for good and valuable consideration received, the parties do hereby contract and agree as follows:

     1. At the time of execution of this Agreement, the following shall be applicable: (a) the Existing Documents shall be deemed to be terminated and of no further force or effect; (b) Moore shall execute and deliver to DCRI the following instruments: (i) a promissory note in the amount of $104,725.67 (the "Moore Note"); (ii) a Security Agreement securing the Moore Note (the "Moore Security Agreement");
          (iii) a Guaranty (the "JMM Guaranty") of the Company Note (as herein defined); and (iv) a UCC-1 Financing Statement related to the Moore Security Agreement; and (c) the Company shall execute and deliver to DCRI a promissory note (the "Company

SECURITY AGREEMENT - Page 1

          Note") in the amount of $288,788.51. All of the documents to be executed pursuant to this Agreement are attached hereto, and incorporated herein, as Exhibits A, B, C, D, E, F, G and H.

     2. The parties hereto covenant and agree that such time as the Company's 446,000 shares of DCRI common stock (the "Company Stock") become unencumbered, the Company shall execute such instruments as DCRI may reasonably request to perfect a security interest in the Company Stock.

     3. In addition to those items specified in Paragraph No. 2 above, Moore shall execute and deliver to DCRI each of the following: (a) a Lost Stock Certificate Affidavit with respect to stock certificate No. 056 representing 850,000 shares of common stock of Pursuant Technologies, Inc. ("Pursuant"); and (b) a Stock Power Assignment with respect to the 25,000 shares of common stock of DCRI pledged by Moore as collateral for the Moore Note.

     4.   Moore agrees to use his bests efforts to effectuate, within thirty
          (30) days from the date of this Agreement, the delivery to DCRI of both of the following: (a) a stock certificate representing 432,000 shares of Pursuant common stock which shall be issued in the name of Moore (the "Pursuant Shares"); such stock certificate shall then be held by DCRI as collateral for the Moore Note pursuant to the Moore Security Agreement; and (b) a Conditional Stock Power Assignment (in form and substance substantially similar to that document attached hereto as Exhibit "H") with respect to the Pursuant Shares.

     5. On or about before May 15, 2002, Moore and the Company shall pay to DCRI, as the final payment of all interest due and owing under the Prior Agreement, the sum of $5,915.01.

     6. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and the respective heirs, representatives, sucessors, and assignees of each party.

SECURITY AGREEMENT - Page 2

     7. This Agreement may be executed in one or more counterparts, each of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.

     8.   This Agreement shall be governed by the laws of the State of Texas.

     9. No notices required by any documents between and/or among DCRI, and/or the Company and/or Moore shall be effective only when sent by certified mail to Gibbons Guillot and Reppeto, attention Patrick C. Guillot at 2100 McKinney Avenue, Suite 1401, Dallas, Texas 75201.

     This Agreement has been executed by each of the parties hereto effective as of April 21, 2002.

                                           DCRI L.P. No. 2, Inc.

                                           By:
                                              ---------------------------------
                                              J. Michael Moore, CEO


                                           Diversified Corporate Resources, Inc.


                                           By:
                                              ---------------------------------
                                              James E. Filarski, President


                                           ------------------------------------
                                           J. Michael Moore, Individually

AGREED AS TO FORM:

-----------------------------------
Jarrell B. Ormand,
Attorney for Diversified
Corporate Resources, Inc.


-----------------------------------
Mark L. Gibbons,
Attorney for J. Michael Moore


-----------------------------------
Patrick C. Guillot
Attorney for DCRI L.P). No. 2, Inc.

SECURITY AGREEMENT - Page 3

                                 PROMISSORY NOTE

$104,725.67                                               April 21, 2002


     J. Michael Moore, an individual whose business address is 10670 N. Central Expressway, Suite 600, Dallas, Texas 75231 ("Maker") promises to pay to the order of Diversified Corporate Resources, Inc., a Texas corporation ("Payee") at 10670 N. Central Expressway, Suite 600, Dallas, Texas 75231 ("Payee"), or at such other place as may be designated in writing by Payee, One Hundred Four Thousand Seven Hundred Twenty-Five Dollars and 67/100 ($104,725.67) together with interest on the principal balance from time to time remaining unpaid at the rates hereinafter provided.

     This Note shall mature on March 31, 2005 ("Maturity Date"). Prior to the Maturity Date, the principal amount of the Note shall be due and payable in annual installments of $50,000.00 with each installment payable on or before March 31st of each year during the term of this Note with the first installment due on or before March 31, 2003. All outstanding payments of principal and interest shall be due and payable on the Maturity Date.

     Interest on the principal balance hereof from time to time remaining unpaid shall be payable at the per annum rate equal to the prime rate of interest (as herein determined) plus one-eighth of one percent (0.125%), but in no event shall the interest rate payable by the Maker exceed the highest lawful rate of interest. For purposes hereof, the prime rate of interest payable by the Maker shall be based upon the prime rate of interest being charged from time to time by such national banking association in Dallas, Texas as shall be selected by the Payee.

     During the term of this Note, all accrued and unpaid interest on the unpaid principal amount of this Note shall be due and payable on a quarterly basis with each payment due on or before the last day of the months of March, June, September and December; the first quarterly interest payment shall be due on June 30, 2002.

SECURITY AGREEMENT - Page 4

     Maker shall be entitled to prepay this Note in whole or part at any time without penalty. All payments shall be applied first to accrued and unpaid interest and the balance, if any, to principal.

     All past due principal and interest on this Note shall bear interest at the rate of twelve percent (12%) per annum from maturity until paid, but in no event in excess of interest at the highest lawful rate.

     The entire unpaid balance of, and accrued interest on, this Note shall become due and payable, at the option of the Payee, if Maker shall fail or refuse to make any payment of principal on this Note, and such failure or refusal to pay shall continue for a period of forty-five (45) days following the date of written notice from Maker to the Payee. Such failure or refusal of Maker to make any payments of principal or interest with respect to this Note within forty-five (45) days of the due date shall constitute an event of default.

     If this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings, Maker agrees to pay court costs, attorney's fees and other costs of collection of the holder hereof.

     Neither the failure by the holder hereof to exercise, nor delay by the holder hereof in exercising, the right to accelerate the maturity of this Note or any other right, power or remedy upon any default shall be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at any time.

     This Note may not be changed, extended or terminated except in writing. No waiver of any term or provision hereof shall be valid unless in writing signed by an officer of Payee designated by the Board of Directors of the Payee.

     Regardless of any provision contained herein, or in any document executed in connection herewith, Payee shall never be entitled to receive, collect, or apply, as interest on the indebtedness evidenced hereby, any amount in excess of the maximum rate permitted by law, and in the event payee ever receives, collects, or applies, as interest, any such excess, such amount which would be excessive interest shall be deemed a partial prepayment of principal and treated hereunder as such; and if, the principal hereof is paid in full, any remaining excess shall be refunded to Maker.

SECURITY AGREEMENT - Page 5

     This Note is secured by that certain Security Agreement dated as of April 21, 2002, by and between Maker and Payee.

     Any notices required or permitted by this Note shall be made at the addresses set forth above, or at such other address as shall be reflected in written notice to the other party.

     This Note has been executed and delivered and shall be construed in accordance with and governed by the laws of the State of Texas.

                                              MAKER:

                                              --------------------------
                                              J. Michael Moore

SECURITY AGREEMENT - Page 6

                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT is made and entered into by and between J. Michael Moore (herein referred to as "Debtor"), and Diversified Corporate Resources, Inc., a Texas corporation (herein referred to as the "Secured Party").

     For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Debtor hereby grants to Secured Party a security interest in and to the Collateral, as herein defined, and in connection therewith the parties hereby agree as follows:

     Collateral. To secure payment of the "Indebtedness", as herein defined,
     ----------
Moore hereby assigns, transfers, and sets over to Secured Party, and grants to Secured Party, a security interest in and to each of the following assets (herein collectively referred to as the "Collateral"): (a) 25,000 shares of common stock of Secured Party; and (b) 432,000 shares of common stock of Pursuant Technologies, Inc., a Texas corporation formerly known as More-O corporation (the "Company"); and (c) all proceeds (including insurance proceeds) from the sale, disposition, or other hypothecation of all or any part of the aforesaid assets. Secured Party acknowledges that as of the execution of this Agreement, Debtor is not in possession of the stock of the Company and that the Secured Party will not be able to perfect a security interest in the stock of the Company until such time as Debtor is in possession of such stock.

     Indebtedness. The term Indebtedness as used herein, shall mean: (a) the
     ------------
unpaid principal sum, accrued and unpaid interest, and other sums now or hereafter payable under the terms of that certain Promissory Note (the "Note") in the stated amount of $104,725.67 payable by Debtor to Secured Party; (b) all amounts now or hereafter payable by Debtor to Secured Party, pursuant to the terms and conditions of that certain Bank Transaction Agreement (the "Bank Agreement") dated as of January 12, 1999 by and among Debtor, Secured Party, and DCRI L.P. No. 2., Inc., a Texas corporation; (c) all amounts now or hereafter payable by Debtor to Secured Party pursuant to the terms and conditions of that certain Guaranty (the "Guaranty") dated as of April 21, 2002 executed by Debtor in connection with the promissory note payable to Secured Party by DCRI L.P. No. 2, Inc., a Texas corporation, as described in the Guaranty; and (d) all rearrangements,

SECURITY AGREEMENT - Page 7
increases, renewals and extensions of the Note, the Bank Agreement and/or the Guaranty.

     Representations of Debtor. Debtor represents and agrees as follows:
     -------------------------

          (a) Except as otherwise provided herein, (i) no financing statement or other instrument of hypothecation covering the Collateral or its proceeds is on file in any public office except in favor of Secured Party; (ii) except for the security interest granted by this Security Agreement, there is no lien, security interest or encumbrance in or on the Collateral; and (iii) Debtor is the true and lawful owner of the Collateral.

          (b) Debtor will pay to Secured Party all reasonable expenses (including expenses for legal services) of, or incidental to, the enforcement of any of the provisions of this Security Agreement, or incidental to the enforcement, repayment or collection of any of the Indebtedness.

     Uniform Commercial Code. Except as otherwise provided herein, this Security
     -----------------------
Agreement shall constitute a valid and binding security agreement under the Uniform Commercial Code Secured Transactions (herein called the "Code") creating in favor of Secured Party, until the Indebtedness is fully paid, a first and prior security interest in and to the Collateral. Accordingly, Debtor hereby acknowledges unto Secured Party that Secured Party shall have, in addition to any and all other rights, remedies and recourses afforded to Secured Party under this Security Agreement or the Instruments, all rights, remedies and recourses afforded to secured parties by the Code.

     Default by Debtor. There will be a default under this Security Agreement if
     -----------------
any of the Indebtedness secured by this Security Agreement, either principal or interest, is not paid when due, following written notice of default and forty-five (45) days to cure.

     Remedies.
     --------

          (a) When an Event of Default occurs, and at any time thereafter, Secured Party may declare all or a part of' the Indebtedness immediately due and payable and may proceed to enforce payment of same and to exercise any and all of the rights and remedies provided by the Code, as well as all other rights and remedies possessed by Secured Party under this Security Agreement or otherwise at law or in equity. Expenses of retaking, holding, preparing for sale, selling, or the like ("Collection Costs"), shall include, without limitation, Secured Party's reasonable

SECURITY AGREEMENT - Page 8
attorneys' fees and all such expenses shall be recovered by Secured Party before applying the proceeds from the disposition of the Collateral toward the Indebtedness. All rights and remedies of Secured Party hereunder are cumulative. The exercise of any right or remedy will not be a waiver of any other.

          (b) Secured Party, in addition to the rights and remedies provided for in the preceding subparagraph, shall have all the rights and remedies of a secured party under the Uniform Commercial Code as adopted by the state where the Collateral is located at the date of any such Event of Default. Secured Party shall be entitled to all such other rights and remedies for the collection of the Indebtedness and the enforcement of the covenants herein and the foreclosure of the security interest created hereby. Secured Party may resort to any remedy provided hereunder or provided by the Uniform Commercial Code as adopted in the state where the Collateral is located at the date of an Event of Default, or by any other law of such state.

          (c) Secured Party may remedy any default, without waiving same, or may waive any default without waiving any prior or subsequent default.

     Assignment.
     ----------

          This Security Agreement, Secured Party's rights hereunder or said Indebtedness hereby secured, may not be assigned without the consent of the Debtor.

     Release of Security Interest. Upon full and complete payment of all sums
     ----------------------------
owing by Debtor referred to under the terms of this Security Agreement or the termination of any obligations of Debtor under the Security Agreement, together with all costs incurred in connection therewith, Secured Party will make, execute and deliver a reassignment of the properties assigned hereby.

     Validity of Security. Interest. No security taken hereafter for payment of
     ------------------------------
any part or all of the Indebtedness shall impair in any manner or affect this Security Agreement; all such present and future additional security to be considered as cumulative security. Any Collateral may be released from this Security Agreement without altering, varying, or diminishing in any way the force, effect, lien, security interest, or charge of this Security Agreement as to the Collateral not expressly released; and this Agreement shall continue as a first lien, security interest, and charge on all of the Collateral not expressly released until all sums and indebtedness secured hereby have been

SECURITY AGREEMENT - Page 9
paid in full.

     Notices. Any notice, request or other document shall be in writing and sent
     -------
by registered or certified mail, return receipt requested, postage prepaid and addressed to the party to be notified at the following addresses, or such other address as such party may hereafter designate by written notice to all parties, which notice shall be effective as of the date of posting:

          (a) If to Secured Party:

              Diversified Corporate Resources, Inc.
              10670 N. Central Expressway
              Suite 600
              Dallas, Texas 75231
              Attention: President


          (b) If to Debtor:

              J. Michael Moore
              10670 N. Central Expressway
              Suite 600
              Dallas, Texas 75231

     Texas Law. This Security Agreement and the obligations of the parties
     ---------
hereunder is to be interpreted, construed and enforced in accordance with the laws of the State of Texas.

     Severability. If any provision of this Security Agreement or the
     ------------
application thereof to any person or circumstance is held to be invalid or unenforceable to any extent, the remainder of this Security Agreement and the application of such provisions to other persons or circumstances is not to be affected thereby and is to be enforced to the full extent permitted by law.

     Successors and Assigns. This Security Agreement inures to the benefit of,
     ----------------------
and is binding upon, Moore and Secured Party and their respective heirs, legal representatives, successors and assigns.

     Scope. Nothing herein contained will in any way limit or be construed as
     -----
limiting the right of Secured Party to collect any note, item, sum or amount secured or to be secured hereby only out of the properties assigned hereby or out of the revenues, monies, proceeds, benefits and payments accruing and to accrue unto Moore, under and by virtue of said Collateral, but it is expressly understood and provided that all such Indebtedness and amounts secured and to be secured hereby

SECURITY AGREEMENT - Page 10
are, and shall constitute the obligation of Moore to pay to Secured Party the amount provided for instruments executed in connection herewith and all agreements with reference thereto at the time and in the manner therein specified or provided.

         IN WITNESS WHEREOF, this Security Agreement is dated as of the 21st day of April, 2002.

SECURITY AGREEMENT - Page 11

                                           -----------------------------------
                                           J. Michael Moore

                                           DIVERSIFIED CORPORATE RESOURCES, INC.

                                           By: _______________________________
                                           James E. Filarski  President


STATE OF TEXAS

COUNTY OF DALLAS

         This instrument was acknowledged before me, a Notary Public, on the ____ day of April, 2002, by J. Michael Moore, in an individual capacity, for the purposes therein set forth.

                                     -------------------------------------------
                                     Notary Public in and for the State of Texas

AGREEMENT - Page 12

                                    GUARANTEE

     THIS GUARANTEE is made by J. Michael Moore (the "Guarantor"), in favor of Diversified Corporate Resources, Inc., a Texas corporation (the "Note Holder").

                              W I T N E S S E T H:

     WHEREAS, this Guarantee is executed in connection with that certain Promissory Note of even date herewith (the "Note"), by and among DCRI L.P. No. 2, Inc., a Texas corporation as maker ("Maker"), and Note Holder;

     WHEREAS, as additional security for the Note, Guarantor has agreed to guarantee payment and performance of the Note.

     NOW, THEREFORE, the Guarantor hereby agrees with the Note Holder as follows:

     1.   Defined Terms. (a) As used herein, "Obligations" shall mean all
          -------------                       -----------
          monetary amounts, liabilities, and obligations owing by Maker to Note Holder as evidenced by the Note. This term includes all principal, interest, expenses, attorney's fees and any other sum chargeable to Maker under the Note.

          (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and section and paragraph references are to this Guarantee unless otherwise specified.

          (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

AGREEMENT - Page 13

     2.   Guarantee.  The Guarantor hereby unconditionally and irrevocably
          ---------
          guarantees to the Note Holder and its successors, endorsees, transferees and assigns, the prompt and complete payment by the Maker if and when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

     3.   Amendments, etc. with respect to the Obligations; Waiver of Rights.
          ------------------------------------------------------------------
          The Note Holder shall not have any obligation to protect, secure, perfect or insure any lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against the Guarantor, the Note Holder may, but shall be under no obligation to, make a similar demand on the Maker, and any failure by the Note holder to make any such demand or to collect any payments from the Maker shall not relieve the Guarantor of the obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Note Holder against the Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceeding.

     4.   Waiver.  The Guarantor waives any and all notice of the creation,
          ------
          renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Note Holder upon this Guarantee or acceptance of this Guarantee, and the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Maker and the Guarantor, on the one hand, and the Note Holder on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this

AGREEMENT - Page 14

          Guarantee. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Maker or the Guarantor with respect to the Obligations. The Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) any defense, (other than a defense of payment, set-off and/or performance) which may at any time be available to or be asserted by any Maker against the Note Holder; or (b) any other circumstance whatsoever (with or without notice to or knowledge of the Maker or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Maker for the Obligations in bankruptcy or in any other instance except for payment, set-off, or performance. When pursuing its rights and remedies hereunder against any Guarantor, the Note Holder may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Maker or any other person or entity, or against any collateral security or guarantee for the Obligations with respect thereto; and any failure by the Note Holder to pursue such other rights or remedies or to collect any payments from the Maker or any such other person or entity shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Note Holder against the Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Note Holder, and its successors, endorsees, transferees and assigns until all of the Obligations and the

AGREEMENT - Page 15
          obligations of the Guarantor under this Guarantee shall have been satisfied.

     5.   Representations and Warranties.  The Guarantor hereby represents and
          ------------------------------
          warrants that:

          (a) This Guarantee constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, set-off, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, and general equitable principles.

          (b) The execution, delivery and performance of this Guarantee will not violate any provision of any requirement of law or contractual obligation of the Guarantor and will not result in or require the creation or imposition of any lien on any of the properties or revenues of the Guarantor pursuant to any requirement of law or contractual obligation of the Guarantor.

          (c) No consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority and no consent of any other person or entity is required in connection with the execution, delivery performance, validity or enforceability of this Guarantee.

     6.   Notices.  All notices, requests and demands to or upon the Note Holder
          -------
          or the Guarantor to be effective shall be in writing (or by telex, fax or similar electronic transfer) and shall be deemed to have been duly given or made (I) when delivered by hand, or (ii) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (iii) if by telex, fax or

AGREEMENT - Page 16
          similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

          (a) If to the Note Holder, at 10670 N. Central Expressway, Suite 600, Dallas, Texas 75231.

          (b) If to Guarantor, at 10670 N. Central Expressway, Suite 600, Dallas, Texas 75231.

          The Note Holder and the Guarantor may change their respective addresses and transmission numbers for notices by notice in the manner provided in this Section.

     7.   Severability.  Any provision of this Guarantee which is prohibited or
          ------------
          unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     8.   Integration.  This  Guarantee  represents  the agreement of the
          -----------
          Guarantor with respect to the subject matter hereof and there are no promises or representations by the Note Holder relative to the subject matter hereof not reflected herein.

     9.   Amendments in Writing; No Waiver; Cumulative Remedies. (a) None of the
          -----------------------------------------------------
          terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Note Holder, provided that any provision of this Guarantee may be waived by the Lender in a letter or agreement executed by the Note Holder or by telex or facsimile transmission from the Note Holder.

AGREEMENT - Page 17

          (b) The Note Holder shall not by any act, delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or event of default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Note Holder, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or future exercise thereof or the exercise of any other right, power or privilege. A waiver by the Note Holder of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy, which the Note Holder would otherwise have on any future occasion.

          (c) The rights and remedies herein provided are cumulative, and are not exclusive of any other rights or remedies provided by law.

     10.  Section Headings.  The section headings used in this Guarantee are
          ----------------
          for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     11.  Successors and Assigns.  This Guarantee shall be binding upon the
          ----------------------
          successors and assigns of the Guarantor and shall inure to the benefit of the Note Holder and its successors and assigns.

     12.  GOVERNING LAW.  THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED AND
          -------------
          INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     IN WITNESS WHEREOF, this Guarantee is dated the 21st day of April.



                                                ---------------------------
                                                J. Michael Moore

AGREEMENT - Page 18

                        TO BE FILED IN THE OFFICE OF THE
                    SECRETARY OF STATE FOR THE STATE OF TEXAS

                            UCC-1 FINANCING STATEMENT
                            -------------------------

     This instrument and fixture filing is prepared as, and is intended to be, a Financing Statement complying with the formal requisites therefore as set forth in the Uniform Commercial Code for the State of Texas.

     1. The name and address of the obligor ("Debtor") is:

                                    J. Michael Moore
                                    10670 North Central Expressway
                                    Suite 600
                                    Dallas, TX  75231

     2. The name and address of the secured party ("Secured Party") is:

                                    Diversified Corporate Resources, Inc.
                                    10670 North Central Expressway
                                    Suite 600
                                    Dallas, TX  75231

     3. This Financing Statement covers the following types of property (the "Collateral"): (a) 25,000 shares of common stock of the Secured Party issued in the name of the Debtor, (b) 432,000 shares of common stock of Pursuant Technologies Inc., a Texas corporation formerly named More-O Corporation, (c) the other assets identified in that certain Security Agreement dated as of January 1, 2002 between Debtor and Secured Party, and (d) all proceeds (including insurance proceeds) from the sale, disposition, or other hypothecation of all or any part of the aforesaid assets.

     Dated as of the __ day of April, 2002.





                                    --------------------------------
                                    J. Michael Moore

AGREEMENT - Page 19

                                 PROMISSORY NOTE

$288,788.51                                                       April 21, 2002



     DCRI L.P. No. 2, Inc., a Texas corporation whose business address is 10670
N. Central Expressway, Suite 600, Dallas, Texas 75231 ("Maker") promises to pay to the order of Diversified Corporate Resources, Inc., a Texas corporation ("Payee") at 10670 N. Central Expressway, Suite 600, Dallas, Texas 75231 ("Payee"), or at such other place as may be designated in writing by Payee, Two Hundred Eighty-Eight Thousand Seven Hundred Eighty-Eight Dollars and 51/100 ($288,788.51) together with interest on the principal balance from time to time remaining unpaid at the rates hereinafter provided.

     This Note shall mature on March 31, 2010 ("Maturity Date"). Prior to the Maturity Date, the principal amount of the Note shall be due and payable in annual installments of $50,000.00 with each installment payable on or before March 31st of each year during the term of this Note with the first installment due on or before March 31, 2005. All outstanding payments of principal and interest shall be due and payable on the Maturity Date.

     Interest on the principal balance hereof from time to time remaining unpaid shall be payable at the per annum rate equal to the prime rate of interest (as herein determined) plus one-eighth of one percent (0.125%), but in no event shall the interest rate payable by the Maker exceed the highest lawful rate of interest. For purposes hereof, the prime rate of interest payable by the Maker shall be based upon the prime rate of interest being charged from time to time by such national banking association in Dallas, Texas as shall be selected by the Payee.





AGREEMENT - Page 20

     During the term of this Note, all accrued and unpaid interest on the unpaid principal amount of this Note shall be due and payable on a quarterly basis with each payment due on or before the last day of the months of March, June, September and December; the first quarterly interest payment shall be due on June 30, 2002.

     Maker shall be entitled to prepay this Note in whole or part at any time without penalty. All payments shall be applied first to accrued and unpaid interest and the balance, if any, to principal.

     All past due principal and interest on this Note shall bear interest at the rate of twelve percent (12%) per annum from maturity until paid, but in no event in excess of interest at the highest lawful rate.

     The entire unpaid balance of, and accrued interest on, this Note shall become due and payable, at the option of the Payee, if Maker shall fail to timely make any payment of principal on this Note, and such failure shall continue for a period of forty-five (45) days following the date written notice from Maker to the Payee is received by Maker. Such failure or refusal of Maker to make any payments of principal or interest with respect to this Note within forty-five (45) days such written notice shall constitute an event of default.

     If this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings, Maker agrees to pay court costs, attorney's fees and other costs of collection of the holder hereof.

     Neither the failure by the holder hereof to exercise, nor delay by the holder hereof in exercising, the right to accelerate the maturity of this Note or any other right, power or remedy upon any default shall be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at any time.



AGREEMENT - Page 21

     This Note may not be changed, extended or terminated except in writing. No waiver of any term or provision hereof shall be valid unless in writing signed by an officer of Payee designated by the Board of Directors of the Payee.

     Regardless of any provision contained herein, or in any document executed in connection herewith, Payee shall never be entitled to receive, collect, or apply, as interest on the indebtedness evidenced hereby, any amount in excess of the maximum rate permitted by law, and in the event payee ever receives, collects, or applies, as interest, any such excess, such amount which would be excessive interest shall be deemed a partial prepayment of principal and treated hereunder as such; and if, the principal hereof is paid in full, any remaining excess shall be refunded to Maker.

     Any notices required or permitted by this Note shall be made at the addresses set forth above, or at such other address as shall be reflected in written notice to the other party.

     This Note has been executed and delivered and shall be construed in accordance with and governed by the laws of the State of Texas.


                                        MAKER:

                                        DCRI L.P. No. 2, Inc.



                                        By: __________________________
                                               J. Michael Moore, CEO



AGREEMENT - Page 22

                       AFFIDAVIT OF LOST STOCK CERTIFICATE

STATE OF TEXAS        ss.
                      ss.
COUNTY OF DALLAS      ss.


     BEFORE ME, the undersigned authority, on this day personally appeared J. Michael Moore (the "Shareholder"), who, being by me first duly sworn, on oath deposed and said:

     1. The name and address of the Shareholder is as follows: J. Michael Moore, 10670 N. Central Expressway, Suite 600, Dallas, Texas 75231.

     2. The Shareholder is the rightful owner of 850,000 shares of common stock, $1.00 par value per share (the "Shares") of Pursuant technologies, Inc., a Texas corporation (the "Company"), represented by stock certificate No. 056 (the "Missing Certificate"), registered in the name of J. Michael Moore, the Shareholder.

     3. Despite a diligent search, the Shareholder has not been able to find the Missing Certificate and does not know where the same may be. The Shareholder has not sold, assigned, pledged, transferred, deposited under any agreement or in any other manner transferred or attempted to transfer the Missing Certificate, any of the Shares, or any interest therein, and the Shareholder has not executed any power of attorney or other authorization to transfer or otherwise deal with either the Missing Certificate or any of the Shares. No person, firm, corporation, association, entity or group, other than the Shareholder, has any right, title, claim, equity or interest in, to or respecting either the Missing Certificate or any of the Shares.

     4. The Shareholder hereby requests, and this instrument is made for the purpose of inducing, the Company to issue a new stock certificate or certificates, registered in the name of the Shareholder, representing the Shares in replacement of the Missing Certificate. In the event that the Missing Certificate is found, the Shareholder shall promptly forward the same to the Company for cancellation.

     5. In consideration of the compliance by the Company with the foregoing request, the Shareholder agrees to indemnify, defend and hold harmless the Company, its shareholders, directors, officers, employees and affiliates, and their respective representatives, successors and assigns of each of them, from and against any and all liability, loss, damage or expense that any of



AGREEMENT - Page 23
them may incur or sustain in connection with or arising out of their compliance with the foregoing request.

     EXECUTED on this _____ day of April, 2002.

                                            -----------------------------------
                                                     J. Michael Moore

     SUBSCRIBED AND SWORN TO BEFORE ME, a notary public, in and/or for the State of Texas, to certify which witness my hand and seal of office this _____ day of April, 2002.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.



                                           -------------------------------------
                                                Notary Public, State of Texas


My Commission Expires:


---------------------




AGREEMENT - Page 24

                       CONDITIONAL STOCK POWER ASSIGNMENT

     FOR VALUE RECEIVED, J. Michael Moore (herein referred to as "Assignor"), hereby sells, transfers, assigns and delivers unto Diversified Corporate Resources, Inc., a Texas corporation, (the "Company") 25,000 shares of common stock of the Company, issued by the name of Assignor and represented by stock certificate number 1445. Assignor hereby irrevocably constitutes and appoints the Secretary of the Company as attorney-in-fact to transfer the said stock on the books of the Company with full power of substitution in the premises. Provided, however, that this Stock Power is subject to the terms and conditions set forth in the Security Agreement by and between Company and Assignor of even date herewith. Provided further that this Stock Power shall not be effective until and unless the occurrence of a Default as defined in the Security Agreement.

                                                   -----------------------------
                                                   J. Michael Moore



AGREEMENT - Page 25

                       CONDITIONAL STOCK POWER ASSIGNMENT

     FOR VALUE RECEIVED, J. Michael Moore (herein referred to as "Assignor"), hereby sells, transfers, assigns and delivers unto Diversified Corporate Resources, Inc., a Texas corporation, (the "Company") 432,000 shares of common stock of Pursuant Technologies, Inc., a Texas corporation formerly named More-O corporation ("Pursuant"), issued by the name of Assignor and represented by stock certificate number _____. Assignor hereby irrevocably constitutes and appoints the Secretary of Pursuant as attorney-in-fact to transfer the said stock on the books of the Company with full power of substitution in the premises. Provided, however, that this Stock Power is subject to the terms and conditions set forth in the Security Agreement by and between Company and Assignor of even date herewith. Provided further that this Stock Power shall not be effective until and unless the occurrence of a Default as defined in the Security Agreement.

                                                   -----------------------------
                                                   J. Michael Moore




AGREEMENT - Page 26